Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of July 11, 2014 among Baxter International Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent under the hereinafter defined Credit Agreement (the “Administrative Agent”), and the other financial institutions signatory hereto.

R E C I T A L S:

A. The Borrower, the Administrative Agent and certain financial institutions are parties to a $1,500,000,000 Credit Agreement dated as of June 17, 2011 (the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the undersigned Banks wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Definitions. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Credit Agreement.

2. Amendments to Credit Agreement. Upon the First Amendment Effective Time (as defined below), the Credit Agreement shall be amended as follows:

(a) The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Eurocurrency Rate” means, with respect to any Eurocurrency Advance in an Agreed Currency (other than Euro) for the relevant Interest Period, the London interbank offered rate as administered by Ice Benchmark Administration (“ICE”) (or any other Person that takes over the administration of such rate) for the applicable Agreed Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided, that, if no such rate is available to the Administrative Agent, the applicable Eurocurrency Rate for the relevant Interest Period shall instead be the rate determined by reference to such other publicly available service for displaying interest rates for deposits in the applicable Agreed Currency in the London interbank market as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the average of the rates at which deposits in the applicable Agreed Currency of $5,000,000 and for a maturity comparable to such Interest Period are offered in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period by the principal London office of the Administrative Agent and by one or more Banks which are selected by the Administrative Agent and which agree to provide such information to the Administrative Agent; and provided further that if the “Eurocurrency Rate” as determined pursuant to the foregoing provisions of this definition shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(b) The definition of “EURIBOR” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“EURIBOR” means, with respect to any EURIBOR Advance for the relevant Interest Period, the interest rate per annum equal to the rate determined by the Administrative Agent to be the rate at which deposits in Euro appear on the Reuters Screen EURIBOR01 as of 11:00 a.m., Brussels time, on the date that is two (2) TARGET Settlement Days (or, if such date is not a EURIBOR Business Day, the first day preceding such date that is a EURIBOR Business Day) preceding the first day of such Interest Period, and having a maturity equal to such Interest Period; provided, that if such rate does not appear on the Reuters Screen EURIBOR01, then EURIBOR shall be an interest rate per annum equal to the arithmetic mean determined by the Administrative Agent (rounded to the nearest .01%) of the rates per annum at which deposits in Euro are offered by the London branches of JPMorgan Chase Bank, National Association, Bank of America, N.A. and Citibank, N.A. at approximately 11:00 a.m., Brussels time, on the day that is two (2) TARGET Settlement Days (or, if such date is not a EURIBOR Business Day, the first day preceding such date that is a EURIBOR Business Day) preceding the first day of such Interest Period to other leading banks in the euro-zone interbank market at which deposits in Euro are offered, and having a maturity equal to such Interest Period. The Administrative Agent will deliver a copy of such Reuters Screen or its calculation of EURIBOR, as applicable, to the Borrower within one (1) EURIBOR Business Day of the beginning of the relevant Interest Period; provided that the failure of the Administrative Agent to provide such copy of the Reuters Screen or such calculation of EURIBOR shall in no way limit or modify the obligations of the Borrower under this Agreement; and provided further that if “EURIBOR” as determined pursuant to the foregoing provisions of this definition shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(c) The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Termination Date” means, the earlier of (i) December 31, 2015 and (ii) the date on which the Commitments shall have been reduced to zero or terminated in whole pursuant to the terms hereof.

(d) The following definitions shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or

the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions and currently is comprised of Cuba, Iran, North Korea, Sudan and Syria.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled or more than 50% owned by any such Person.

(e) Section 7.01(f) of the Credit Agreement is amended in its entirety to read as follows:

Financial Statements; No Material Adverse Change. The Consolidated balance sheet at December 31, 2013, and the related Consolidated statements of income, cash flows and shareholder’s equity and comprehensive income for the period then ended of the Borrower and its Consolidated Subsidiaries present fairly in all material respects the financial condition of the Borrower and its Consolidated Subsidiaries at December 31, 2013, and the results of the operations and cash flows of the Borrower and its Consolidated Subsidiaries for the year then ended, in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding year except as discussed in Note 1 to the Consolidated financial statements. Since December 31, 2013, except as disclosed in filings with the SEC prior to the date of this Agreement, there has been no material adverse change in such financial condition or operations.

(f) A new Section 7.01(j) is added to the Credit Agreement reading as follows:

Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or, to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person, except to the extent the Borrower or such Subsidiary is licensed by the appropriate Sanctions-administering authority to engage in the applicable transaction with such Sanctioned Person or is otherwise permitted to do so by U.S. law. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by the Credit Agreement will violate Anti-Corruption Laws or applicable Sanctions.

(g) Section 8.01(g) of the Credit Agreement is amended by adding the following sentence at the conclusion thereof:

The Borrower will not request any Advance or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Advance or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transactions of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent licensed by the appropriate Sanctions-administering authority to engage in the applicable transaction with such Sanctioned Person or, as applicable, in such Sanctioned Country or otherwise permitted by U.S. law, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

(h) A new Section 8.01(h) is added to the Credit Agreement reading as follows:

Anti-Corruption Policies, Etc. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(i) Section 9.01(d) of the Credit Agreement is amended in its entirety to read as follows:

The Borrower shall (i) fail to perform or observe, or shall breach, any other term, covenant or agreement contained in this Agreement on its part to be performed or observed (other than those failures or breaches referred to in subsections (a), (b), (c), (d)(ii) or (d)(iii) of this Section 9.01) and any such failure or breach shall remain unremedied for thirty (30) days after written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank; (ii) fail to perform or observe Section 8.02(c) or the final sentence of Section 8.01(g); or (iii) fail to perform or observe Section 8.01(f)(v) and such failure shall remain unremedied for fifteen (15) days after the occurrence thereof;

3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally;

(b) Each of the representations and warranties contained in the Credit Agreement (as amended hereby) is true and correct in all material respects (provided that each representation and warranty which is already qualified by materiality is true and correct in all respects) on and as of the date hereof as if made on the date hereof (except any such representation or warranty that expressly relates to or is made expressly as of a specific earlier date, in which case such representation or warranty is true and correct in all material respects (provided that each representation and warranty which is already qualified by materiality is true and correct in all respects) with respect to or as of such specific earlier date); and

(c) No Event of Default or Unmatured Event of Default has occurred and is continuing.

4. Effective Time. This Amendment shall become effective on the date (the “First Amendment Effective Time”) upon which all of the following conditions have been satisfied:

(a) the execution and delivery hereof by the Borrower, the Administrative Agent and each of the Banks; and

(b) the Borrower shall have paid to J.P. Morgan Securities LLC (i) the separately agreed fees relating hereto and (ii) all reasonable expenses reimbursable by the Borrower pursuant hereto or to the Credit Agreement for which invoices have been presented by the Administrative Agent on or before the First Amendment Effective Time.

5. Miscellaneous.

(a) Except as specifically amended hereby, the Credit Agreement, the Notes and the other agreements, instruments and documents executed in connection therewith (collectively, the “Loan Documents”) shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

(d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6. Costs and Expenses. The Borrower hereby affirms its obligation under Section 11.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BAXTER INTERNATIONAL INC.

By:	/s/ Robert J. Hombach
Name:	Robert J. Hombach
Title:	Corporate Vice President and
Chief Financial Officer

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Olivier Lopez
Name:	Olivier Lopez
Title:	Associate

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Joseph Corah
Name:	Joseph Corah
Title:	Director

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

CITIBANK, N.A.

By:	/s/ Laura Fogarty
Name:	Laura Fogarty
Title:	Vice President

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signature

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Sally Reyes
Name:	Sally Reyes
Title:	Authorized Signatory

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William McGinty
Name:	William McGinty
Title:	Director

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

THE BANK OF TOKOYO-MITSUBISHI UFJ, LTD.

By:	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	Authorized Signatory

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Paras Patel
Name:	Paras Patel
Title:	Vice President

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

HSBC BANK USA, N.A.

By:	/s/ Andrew Bicker
Name:	Andrew Bicker
Title:	Senior Vice President

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

MIZUHO BANK (USA) f/k/a/ MIZUHO CORPORATE BANK (USA)

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Senior Vice President

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Executive Vice President

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

THE BANK OF NEW YORK MELLON

By:	/s/ Clifford A. Mull
Name:	Clifford A. Mull
Title:	First Vice President

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

TORONTO DOMINION (TEXAS) LLC

By:	/s/ Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement

STATE STREET BANK & TRUST COMPANY

By:	/s/ Andrei Bourdine
Name:	Andrei Bourdine
Title:	Vice President

Signature Page to Baxter International

Amendment No. 1 to Credit Agreement